                                                                Exhibit 10(dd)

                       FIRST AMENDMENT TO CREDIT AGREEMENT

    Agreement is made as of this 9th day of December, 1997 among STARMET CORPORATION, a Massachusetts corporation (f/k/a Nuclear Metals, Inc.) ("StarMet"), STARMET POWDERS, LLC, a Delaware limited liability corporation ("Powders"), STARMET AEROCAST, LLC, a Delaware limited liability corporation ("AeroCast"), STARMET COMCAST, LLC, a Delaware limited liability corporation ("ComCast"), STARMET NMI CORPORATION, a Massachusetts corporation ("NMI"), STARMET CMI CORPORATION, a Delaware corporation (f/k/a Carolina Metals, Inc.) ("CMI"), STARMET HOLDINGS CORPORATION, a Massachusetts corporation ("Holdings"), NMI FOREIGN SALES CORPORATION, a U.S. Virgin Islands corporation ("FSC", and together with StarMet, Powders, AeroCast, ComCast, NMI, CMI and Holdings, the "Borrowers") and STATE STREET BANK AND TRUST COMPANY, a Massachusetts chartered trust company ("Bank").

    WHEREAS, the Borrowers and the Bank are parties to an Amended and Restated Credit Agreement dated as of October 1, 1997 (the "Credit Agreement"); and

    WHEREAS, the parties have agreed to certain modifications;

    NOW THEREFORE, the parties agree as follows:

    1. Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to $6,500,000 in the third line and $6,050,000 in the last line and replacing both references with $8,050,000.

    2. Section 1.02(a). Section 1.02(a) of the Credit Agreement is hereby amended by:

    (a) deleting the reference to $6,550,000 in the seventh line and replacing it with $8,050,000; and

    (b) deleting the proviso at the end of Section 1.02(a) and substituting therefor the following:

    provided that (i) up to January 10, 1998, the aggregate of all Advances outstanding shall not exceed $8,050,000 less the maximum aggregate liability of the borrowers under any outstanding letters of credit issued prior to the date hereof or pursuant to this Credit Agreement and (ii) from and after January 10, 1998 up to the Maturity Date, the aggregate of all Advances outstanding shall not exceed $6,550,000 less the maximum aggregate liability of the Borrowers under any outstanding letters of credit issued prior to the date hereof or pursuant to this Credit Agreement (the "Maximum Credit").

    3. Section 1.02(b). Section 1.02(b) of the Credit Agreement is hereby amended by adding the following at the end:

    "As provided in Section 1.02(a), the Revolving Credit shall reduce from $8,050,000 to $6,550,000 on January 10, 1998 and any amount in excess of $6,550,000 shall be paid on or before January 10, 1998".

    4. Section 1.02(c). Section 1.02(c) of the Credit Agreement is hereby amended by deleting the first sentence in Section 1.02(c) its entirety and substituting therefor the following:

    "Amounts owed to Bank with respect to Advances made by Bank shall be evidenced by Bank's books and records and may, at the request of the Bank, be further evidenced by one or more revolving credit notes (collectively, the "Revolving Credit Note"). As of the date of this First Amendment, the Advances are evidenced by an Amended and Restated Revolving Credit Note dated as of March 31, 1995 (as amended and restated October 1, 1997) in the principal amount of $6,550,000 (the "Original Note") and an Additional Revolving Credit Note dated as of the date of this First Amendment in the principal amount of $1,500,000 (the "Additional Note"). All Advances shall be deemed made pursuant to the Original Note up to the maximum principal amount thereof and thereafter pursuant to the Additional Note. Any repayments of principal shall be applied first to the Additional Note, then to the Original Note".

    5. Effectiveness; Conditions to Effectiveness. This First Amendment to Credit Agreement shall become effective upon (a) execution of this First Amendment by the Borrowers and the Bank, (b) execution by the Borrowers of the Additional Revolving Credit Note substantially in the form of Exhibit A attached hereto, and (c) receipt by the Bank of evidence satisfactory to the Bank that the Borrowers are authorized to execute this First Amendment.

    6.   Miscellaneous.

         (a) The Borrowers hereby confirm to the Bank that the representations and warranties of the Borrowers set forth in Article II of the Credit Agreement are true and correct as of the date hereof, as if set forth herein in full.

         (b) There is no Event of Default, and no condition which, with the passage of time or giving of notice or both, would constitute an Event of Default under the Credit Agreement.

         (c) Except as set forth above, the Credit Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this First Amendment to Credit Agreement under seal as of the date first above written.

                                  STARMET CORPORATION



                                  By: /s/ James M. Spiezio
                                     --------------------------
                                       Name: James M. Spiezio
                                       Title: VP Finance


                                  STARMET POWDERS, LLC



                                  By: /s/ James M. Spiezio
                                     ----------------------------
                                       Name: James M. Spiezio
                                       Title: Treasurer


                                  STARMET AEROCAST, LLC


                                  By: /s/ James M. Spiezio
                                     ----------------------------
                                       Name: James M. Spiezio
                                       Title: Treasurer


                                  STARMET COMCAST, LLC


                                  By: /s/ James M. Spiezio
                                     ----------------------------
                                       Name: James M. Spiezio
                                       Title: Treasurer


                                  STARMET NMI CORPORATION



                                  By: /s/ James M. Spiezio
                                     ----------------------------
                                       Name: James M. Spiezio
                                       Title: Treasurer

                                  STARMET CMI CORPORATION



                                  By: /s/ James M. Spiezio
                                      ------------------------------
                                       Name: James M. Spiezio
                                       Title: Treasurer



                                  STARMET HOLDINGS CORPORATION



                                  By: /s/ James M. Spiezio
                                      ------------------------------
                                       Name: James M. Spiezio
                                       Title: Treasurer



                                  NMI FOREIGN SALES CORPORATION



                                  By: /s/ James M. Spiezio
                                      ------------------------------
                                       Name: James M. Spiezio
                                       Title: Treasurer



                                  STATE STREET BANK AND TRUST
                                  COMPANY



                                  By: /s/ William R. Dewey IV
                                      ------------------------------
                                       Name: William R. Dewey IV
                                       Title: Vice President

                                  EXHIBIT A

                       ADDITIONAL REVOLVING CREDIT NOTE


$1,500,000                                                 December 9, 1997

    FOR VALUE RECEIVED, the undersigned, STARMET CORPORATION, STARMET POWDERS, LLC, STARMET AEROCAST, LLC, STARMET COMCAST, LLC, STARMET NMI CORPORATION, STARMET CMI CORPORATION, STARMET HOLDINGS CORPORATION, NMI FOREIGN SALES CORPORATION (the "Borrowers"), hereby jointly and severally, promise to pay to the order of STATE STREET BANK AND TRUST COMPANY, a Massachusetts trust company ("Bank"), in lawful money of the United States of America in immediately available funds at its office at 225 Franklin Street, Boston, Massachusetts 02110 the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) or such lesser sum as may from time to time be outstanding under the terms of the Credit Agreement between the Borrowers and Bank of even date herewith, as amended, modified, supplemented and/or restated from time to time (the "Credit Agreement').

    The Borrowers promise to pay interest on the unpaid principal balance at the rates and at the times provided in the Credit Agreement. This Note may be prepaid only in accordance with the terms of the Credit Agreement.

    This Note will become due and payable on January 10, 1998 and earlier upon the occurrence of an Event of Default (as defined in the Credit Agreement). The Borrowers agree to pay all reasonable legal fees and other costs of collection of this Note.

    No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right, nor shall any waiver on one occasion be deemed to be an amendment or waiver of any such right with respect to any future occasion. The Borrowers hereby waive presentment, demand, protest and notice of every kind and assents to any one or more indulgences, to any substitution, exchange or release of collateral (if at any time there be available collateral to the holder of this Note) and to the addition or release of any other party or persons primarily or secondarily liable.

    This Note shall be governed and construed under the laws of the Commonwealth of Massachusetts and shall be deemed to be under seal.

                                  STARMET CORPORATION

WITNESS:


/s/ Rebecca Perry                      By: /s/ James M. Spiezio
-----------------------                   -------------------------
                                          Name: James M. Spiezio
                                          Title: VP Finance


                                  STARMET POWDERS, LLC


WITNESS:


/s/ Rebecca Perry                      By: /s/ James M. Spiezio
-----------------------                   -------------------------
                                          Name: James M. Spiezio
                                          Title: Treasurer


                                  STARMET AEROCAST, LLC


WITNESS:


/s/ Rebecca Perry                      By: /s/ James M. Spiezio
-----------------------                   -------------------------
                                          Name: James M. Spiezio
                                          Title: Treasurer


                                  STARMET COMCAST, LLC

WITNESS:


/s/ Rebecca Perry                      By: /s/ James M. Spiezio
-----------------------                   -------------------------
                                          Name: James M. Spiezio
                                          Title: Treasurer

                                  STARMET NMI CORPORATION

WITNESS:


/s/ Rebecca Perry                     By: /s/ James M. Spiezio
----------------------------             -----------------------------
                                          Name: James M. Spiezio
                                          Title: Treasurer


                                  STARMET CMI CORPORATION

WITNESS:


/s/ Rebecca Perry                     By: /s/ James M. Spiezio
----------------------------             -----------------------------
                                          Name: James M. Spiezio
                                          Title: Treasurer


                                  STARMET HOLDINGS CORPORATION

WITNESS:


/s/ Rebecca Perry                     By: /s/ James M. Spiezio
----------------------------             -----------------------------
                                          Name: James M. Spiezio
                                          Title: Treasurer


                                  NMI FOREIGN SALES CORPORATION

WITNESS:


/s/ Rebecca Perry                     By: /s/ James M. Spiezio
----------------------------             -----------------------------
                                          Name: James M. Spiezio
                                          Title: Treasurer